MANAGED ACCOUNT SERIES
Global SmallCap Portfolio
(the “Portfolio”)

SUPPLEMENT DATED APRIL 27, 2009
TO THE PROSPECTUS, DATED AUGUST 27, 2008

Effective April 27, 2009, the Portfolio’s prospectus is supplemented as set forth below.

The section entitled “Key Facts — Managed Account Series at a Glance — What are each Portfolio’s main investment strategies? — Global SmallCap Portfolio” on page 4 of the Portfolio’s prospectus is supplemented as set forth below.

The first paragraph is supplemented with the following:

Under normal circumstances, the Portfolio anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Portfolio would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Portfolio considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Portfolio will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Portfolio may deviate very substantially from the allocation described above.

The section entitled “Details About the Fund — How the Global SmallCap Portfolio Invests” beginning on page 16 of the Portfolio’s prospectus is supplemented as set forth below.

The second paragraph on page 17 is supplemented with the following:

Under normal circumstances, the Portfolio anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Portfolio would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Portfolio considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Portfolio will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Portfolio may deviate very substantially from the allocation described above.

Code# 19166-0808-SUP